                                                                  EXHIBIT 99.3


                         (HEALTHCARE REALTY TRUST LOGO)

                            SUPPLEMENTAL DATA REPORT

                       Three Months Ended March 31, 2002

    Dollars in thousands, except per share data, unless otherwise disclosed

                          Updated as of April 25, 2002


1)  RECONCILIATION OF FUNDS FROM OPERATIONS (1)

                                                                (Unaudited)
                                                           For the Three Months
                                                               Ended March 31,
                                                          ------------------------
                                                              2002         2001
                                                            --------     --------
    Net income before net gain (loss) on sale of
         real estate properties                          $    20,177   $    20,026

         Elimination of the recognition of rental
              revenues on a straight line basis (2)           (1,181)       (1,748)

         Preferred Stock Dividend                             (1,664)       (1,664)

         Real Estate Depreciation                             10,244         9,952
                                                         -----------   -----------
         Total Adjustments                                     7,399         6,540
                                                         -----------   -----------

    Funds From Operations - Basic                        $    27,576   $    26,566
                                                         ===========   ===========

         Convertible Subordinated Debenture Interest               0            71
                                                         ===========   ===========

    Funds From Operations - Diluted                      $    27,576   $    26,637
                                                         ===========   ===========

    Funds From Operations Per Common Share - Basic       $      0.68   $      0.67
                                                         ===========   ===========

    Funds From Operations Per Common Share - Diluted     $      0.67   $      0.66
                                                         ===========   ===========

    Wtd Average Common Shares Outstanding - Basic         40,486,486    39,628,676
                                                         ===========   ===========

    Wtd Average Common Shares Outstanding - Diluted       41,434,098    40,540,420
                                                         ===========   ===========

    (1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with accounting principles generally accepted in the United States, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REITs, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

    (2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REIT's do, FFO on a diluted basis would have been $0.69 per common share for the three months ended March 31, 2002.

--------------------------------------------------------------------------------
     Quarterly Supplemental Data Report is also available on the Company's website -- www.healthcarerealty.com
                       Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
--------------------------------------------------------------------------------

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                   Page 1 of 13

2)  CONDENSED CONSOLIDATED BALANCE SHEETS (1)




    ASSETS                                                                      (Unaudited)          (1)
                                                                               Mar. 31, 2002    Dec. 31, 2001
                                                                               -------------    -------------
    Real estate properties (2):
         Land                                                                   $   148,946       $   149,522
         Buildings and improvements                                               1,333,341         1,332,948
         Personal property                                                            8,399             7,815
         Construction in progress                                                    15,858            18,255
                                                                                -----------       -----------
                                                                                  1,506,544         1,508,540
         Less accumulated depreciation                                             (168,841)         (158,876)
                                                                                -----------       -----------
              Total real estate properties, net                                   1,337,703         1,349,664

    Cash and cash equivalents                                                         9,454             2,930

    Mortgage notes receivable                                                       118,884           122,074

    Other assets, net                                                                90,378            80,813
                                                                                -----------       -----------

    Total assets                                                                $ 1,556,419       $ 1,555,481
                                                                                ===========       ===========


    LIABILITIES AND STOCKHOLDERS' EQUITY

    Liabilities:
         Notes and bonds payable                                                $   514,619       $   505,222

         Accounts payable and accrued liabilities                                    19,988            12,203

         Other liabilities                                                           15,498            25,969
                                                                                -----------       -----------

    Total liabilities                                                               550,105           543,394
                                                                                -----------       -----------

         Commitments and contingencies                                                   --                --

    Stockholders' equity:
         Preferred stock, $.01 par value; 50,000,000 shares authorized;
              issued and outstanding, 2002 and 2001-- 3,000,000                          30                30
         Common stock, $.01 par value; 150,000,000 shares authorized;
              issued and outstanding, 2002-- 41,904,924; 2001-- 41,465,919              419               414

         Additional paid-in capital                                               1,101,219         1,089,127

         Deferred compensation                                                      (23,648)          (12,852)

         Cumulative net income                                                      394,909           375,061

         Cumulative dividends                                                      (466,615)         (439,693)
                                                                                -----------       -----------

    Total stockholders' equity                                                    1,006,314         1,012,087
                                                                                -----------       -----------

    Total liabilities and stockholders' equity                                  $ 1,556,419       $ 1,555,481
                                                                                ===========       ===========



    (1) The balance sheet at December 31, 2001 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

    (2) Total weighted average depreciable life is 34.5 years. (see schedule 5)




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                  Page 2 of 13

3)  CONDENSED CONSOLIDATED STATEMENTS OF INCOME


                                                                FOR THE THREE MONTHS
                                                                    ENDED MAR. 31,
                                                            -----------------------------
                                                                2002              2001
                                                             ---------          ---------
                                                            (Unaudited)        (Unaudited)
REVENUES
     Master lease rental income                             $     24,896       $    25,087
     Property operating income                                    19,092            16,450
     Straight line rent                                            1,181             1,748
     Mortgage interest income                                      3,784             4,539
     Management fees                                                 314               342
     Interest and other income                                       386                63
                                                            ------------       -----------
                                                                  49,653            48,229
                                                            ------------       -----------

EXPENSES
     General and administrative (1)                                2,508             2,035
     Property operating expenses                                   7,463             6,191
     Interest                                                      8,939             9,785
     Depreciation                                                 10,523            10,112
     Amortization                                                     43                80
                                                            ------------       -----------
                                                                  29,476            28,203
                                                            ------------       -----------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF
     REAL ESTATE PROPERTIES                                       20,177            20,026

     Net gain (loss) on sale of real estate properties              (329)              618
                                                            ------------       -----------

NET INCOME                                                  $     19,848       $    20,644
                                                            ============       ===========

NET INCOME PER COMMON SHARE - BASIC                         $       0.45       $      0.48
                                                            ============       ===========

NET INCOME PER COMMON SHARE - DILUTED                       $       0.44       $      0.47
                                                            ============       ===========

COMMON SHARES OUTSTANDING - BASIC                             40,486,486        39,628,676
                                                            ============       ===========

COMMON SHARES OUTSTANDING - DILUTED                           41,434,098        40,540,420
                                                            ============       ===========



    NOTE> The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

    RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)

                                                              FOR THE THREE MONTHS
                                                                  ENDED MAR. 31,
                                                             -----------------------
                                                               2002          2001
                                                             --------      ---------

      NET INCOME                                             $ 19,848       $ 20,644

      DEPRECIATION AND AMORTIZATION (1)                        10,566         10,192
      DEPRECIATION AND AMORTIZATION (2)                        (8,318)        (8,406)
      GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS           584             (2)
      STRAIGHT LINE RENT                                       (1,181)        (1,748)
      OTHER                                                    (1,503)           200
                                                             --------       --------
                                                                  148            236

      TAXABLE INCOME (3)                                     $ 19,996       $ 20,880
                                                             ========       ========


         (1)   Per Statement of Income
         (2)   Tax basis
         (3)   Before REIT dividend paid deduction


    NOTE> While taxable income cannot be determined with any certainty until after the close of the calendar year, the Company has estimated taxable income for the periods ended March 31, 2002 and March 31, 2001, based on the Company's net income for financial statement purposes adjusted for anticipated differences between financial statement net income and taxable income.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                  Page 3 of 13

4)  INVESTMENT PROGRESSION


    A)   CONSTRUCTION IN PROGRESS

                                                                    FOR THE THREE
                                                      NUMBER OF      MONTHS ENDED
                                                      PROPERTIES       03/31/02
                                                      ----------     ------------
             Balance at beginning of period                4          $ 18,255

             Fundings on projects in existence at
               the beginning of the period                 0             2,705

             New Projects started during the period        0                 0

             Completions                                  (1)           (5,102)
                                                        ----          --------
             Balance at end of period                      3          $ 15,858
                                                        ====          ========



    B)   REAL ESTATE PROPERTIES
                                                                    FOR THE THREE
                                                      NUMBER OF     MONTHS ENDED
                                                      PROPERTIES       03/31/02
                                                      ----------    -------------
             Balance at beginning of period              205       $ 1,490,285

             Acquisitions                                  0                 0

             Additions/Improvements                        0             3,804

             Completions (CIP)                             1             5,102

             Sales                                        (2)           (8,505)
                                                      ------       -----------
             Balance at end of period                    204       $ 1,490,686
                                                      ======       ===========


    C)   MORTGAGE NOTES RECEIVABLE

                                                                    FOR THE THREE
                                                      NUMBER OF     MONTHS ENDED
                                                      PROPERTIES      03/31/02
                                                      ----------    -------------
             Balance at beginning of period               36         $ 122,074

             Funding of Mortgages                          0             3,810

             Prepayments                                  (5)           (6,509)

             Purchase Price Adjustment Amortization        0              (159)

             Scheduled Principal Payments                  0              (332)

             Other                                         0                 0

                                                       -----         ---------
             Balance at end of period                     31         $ 118,884
                                                       =====         =========



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                 Page 4 of 13

5)    INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION


                                  OUTPATIENT FACILITIES                                INPATIENT FACILITIES
                   -------------------------------------------------------------------------------------------------
                                            Comp.                 Other     Assisted  Skilled  Inpatient   Other
                   Ancillary              Ambulatory   Medical  Outpatient   Living   Nursing    Rehab   Inpatient
                    Hospital   Physician    Care       Office    Facilit-   Facili-   Facili-   Facili-   Facili-            % of
                   Facilities   Clinics    Centers    Buildings   ties(1)     ties     ties      ties    ties(2)    Total    Total
                   -----------------------------------------------------------------------------------------------------------------
Operating Properties
   1 Arizona            3,534              12,596                                                                   16,130     0.99%
   2 California        51,994              29,015                                                                   81,009     4.98%
   3 Florida           30,679    10,308    46,941     8,265                                                         96,193     5.92%
   4 Georgia           18,617                                                                                       18,617     1.15%
   5 Kansas            10,983                                                                                       10,983     0.68%
   6 Mississippi        5,403                                     4,290                                              9,693     0.60%
   7 Missouri                     5,475    11,303                                                                   16,778     1.03%
   8 Nevada            43,726                                                                                       43,726     2.69%
   9 Pennsylvania      11,034     4,960                                                                  2,901      18,895     1.16%
  10 Tennessee         48,124     8,682              10,754                                                         67,560     4.16%
  11 Texas             24,362                         8,750                                                         33,112     2.04%
  12 Virginia          28,950     3,476              12,447                                                         44,873     2.76%
  13 Wyoming           18,280                         2,180                                                         20,460     1.26%
                   -----------------------------------------------------------------------------------------------------------------
       Total Oper
       Properties     295,686    32,901    99,855    42,396       4,290         0          0         0   2,901     478,029    29.41%
                   -----------------------------------------------------------------------------------------------------------------

Same store
NOI growth:               8.0%     -2.0%    -11.5%     26.9%        0.0%                                   0.0%        5.1%

Master Leases
   1 Alabama           42,964     8,368                          11,430     4,276               17,722              84,760     5.21%
   2 Arizona            5,274                                                          2,874                         8,148     0.50%
   3 Arkansas                                                     2,989                                              2,989     0.18%
   4 California        28,934     8,181                           1,046               12,688                        50,849     3.13%
   5 Colorado                                                               4,967     21,441                        26,408     1.62%
   6 Connecticut                                                           11,925                                   11,925     0.73%
   7 Florida           39,252    45,054    10,048     1,417       9,481    23,159     10,206    11,703             150,320     9.25%
   8 Georgia                      5,368                           1,561     9,860                                   16,789     1.03%
   9 Illinois                    11,680                           1,453                                             13,133     0.81%
  10 Indiana                                                                           3,640                         3,640     0.22%
  11 Kansas                                                                            7,593                         7,593     0.47%
  12 Massachusetts               26,823                                                                             26,823     1.65%
  13 Michigan                                                                         12,715            13,558      26,273     1.62%
  14 Mississippi                                                            3,398                                    3,398     0.21%
  15 Missouri                              16,015                 4,470     6,114     10,897                        37,496     2.31%
  16 Nevada             6,882                                     3,801                                             10,683     0.66%
  17 New Jersey                                                            18,634                                   18,634     1.15%
  18 North Carolina                                                         3,819      6,176                         9,995     0.61%
  19 Ohio                                                                   4,393                                    4,393     0.27%
  20 Oklahoma                                                                         13,052                        13,052     0.80%
  21 Pennsylvania                                                          30,396     20,617   112,248             163,261    10.04%
  22 South Carolina                                                         3,005                                    3,005     0.18%
  23 Tennessee          3,139     2,555                                     7,329      8,335                        21,358     1.31%
  24 Texas             39,625    16,938    21,994     1,976                71,000     19,466    12,916   5,892     189,807    11.68%
  25 Virginia          52,799                         1,941       2,119    17,019     36,411                       110,289     6.79%
  26 Wyoming                                                                6,838                                    6,838     0.42%
                   -----------------------------------------------------------------------------------------------------------------

     Total Master
     Leases           218,869   124,967    48,057     5,334      38,350   226,132    186,111   154,589  19,450   1,021,859    62.87%
                   -----------------------------------------------------------------------------------------------------------------
Same store
NOI growth:               2.1%      3.2%      3.5%      2.6%        3.4%      2.8%       0.0%      1.3%    3.0%        1.9%
                   -----------------------------------------------------------------------------------------------------------------

      Corporate
      Property                                                                                                       6,656     0.41%
                   -----------------------------------------------------------------------------------------------------------------
      Total Equity
      Investments    $514,555  $157,868  $147,912  $ 47,730     $42,640  $226,132   $186,111  $154,589 $22,351  $1,506,544    92.69%
                   =================================================================================================================


Wtd Avg Depreciable
Life:                    36.4      33.2      33.1      35.4        35.5      31.9       35.3      34.8    31.3        34.5
Wtd Avg Period
Held:                     5.5       4.5       4.4       6.2         5.1       3.5        5.4       3.5     3.5         4.8


 Mortgages
 1 Alabama                                                                  1,194      3,939                         5,133     0.32%
 2 Arizona                                                                  6,084                       17,314      23,398     1.44%
 3 California                                                              16,726                        7,763      24,489     1.51%
 4 Florida                        9,423                                    11,867        600                        21,890     1.35%
 5 Georgia                                                                  1,119                                    1,119     0.07%
 6 Idaho                                                                    4,808                                    4,808     0.30%
 7 Michigan                                                                           10,871                        10,871     0.67%
 8 Mississippi                                                              1,310                                    1,310     0.08%
 9 New Mexico                                                                 747                                      747     0.05%
10 Ohio                                                                     1,573        590                         2,163     0.13%
11 Oregon                                                                   2,857                                    2,857     0.18%
12 South Carolina                                                           3,020                                    3,020     0.19%
13 Tennessee                                                                1,899     11,786                        13,685     0.84%
14 Texas                            609                                       618                                    1,227     0.08%
15 Virginia                                                                            2,167                         2,167     0.13%
                   -----------------------------------------------------------------------------------------------------------------
     TOTAL MTG.
     INVESTMENTS     $     --  $ 10,032  $     --  $     --     $    --  $ 53,822   $ 29,953  $     -- $25,077  $  118,884     7.31%
                   -----------------------------------------------------------------------------------------------------------------

 SAME STORE NOI
 GROWTH:                            1.5%                                      8.0%       6.6%              1.5%        5.6%
     TOTAL
     INVESTMENTS     $514,555  $167,900  $147,912  $ 47,730     $42,640  $279,954   $216,064  $154,589 $47,428  $1,625,428   100.00%
                   =================================================================================================================

     PERCENT OF
     $ INVESTED        31.657%   10.330%    9.100%    2.936%      2.623%   17.223%    13.293%    9.511%  2.918%    100.000%
                   ================================================================================================================
     NUMBER OF
     PROPERTIES            59        32        13        10          12        57         41         9       5         238
                   ================================================================================================================
     NUMBER OF BEDS                                                         4,834      4,320       759     354      10,267
                                                                      =============================================================



(1) 3 facility types <2% each.

(2) 4 facility types <2% each.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                   Page 5 of 13

6)    INVESTMENT BY OPERATOR/SIGNIFICANT TENANT


                                Number of       (1)     Number of                 Total      (1)
                               Real Estate  Real Estate  Mortgage    Mortgage   Number of   Total
                                Properties  Investment  Properties  Investment Properties Investment  Commitments   Total    Percent
                               ----------------------------------------------------------------------------------------------------
PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
--------------------------------------------------------
    1 Healthsouth                  27         270,945        0                        27       270,945               270,945  16.59%
    2 HCA - The Healthcare
      Company                      30         249,250        0                        30       249,250       428     249,678  15.29%
    3 Tenet                        13         104,122        1          7,763         14       111,885               111,885   6.85%
    4 Balanced Care                14          63,575        0                        14        63,575                63,575   3.89%
    5 Baptist Memorial Hospital     4          42,720        0                         4        42,720                42,720   2.62%
    6 Integrated Health             3          36,327        0                         3        36,327                36,327   2.22%
    7 Caremark Rx                   5          28,597        0                         5        28,597                28,597   1.75%
    8 Methodist                     4          26,244        0                         4        26,244                26,244   1.61%
    9 Triad                         4          24,158        0                         4        24,158                24,158   1.48%
   10 Ephrata Community Hospital    3          15,993        0                         3        15,993     7,433      23,426   1.43%
   11 United Medical Center         1          20,460        0                         1        20,460                20,460   1.25%
   12 MedCath                       1           3,534        1         17,314          2        20,848                20,848   1.28%
   13 Ramsay                        2          19,450        0                         2        19,450                19,450   1.19%
   14 KS Management Services        1          16,938        0                         1        16,938                16,938   1.04%
15-26 12 Operators With Less
  than 1% Each                     16         105,667        1          7,469         17       113,136               113,136   6.93%
                                ----------------------------------------------------------------------------------------------------
                                  128       1,027,980        3         32,546        131     1,060,526     7,861   1,068,387  65.41%
                                ----------------------------------------------------------------------------------------------------

OTHER OPERATORS/SIGNIFICANT TENANTS
-----------------------------------
     27 Life Care Centers          12          82,822        2          9,352         14        92,174                92,174   5.64%
     28 Summerville                 5          51,953        0                         5        51,953                51,953   3.18%
     29 Lewis-Gale Clinic, LLC      9          44,873        0                         9        44,873                44,873   2.75%
     30 Senior Lifestyles           4          42,732        0                         4        42,732                42,732   2.62%
     31 Horizon Bay                 6          33,037        0                         6        33,037                33,037   2.02%
     32 Kerlan Jobe Orthopedic      1          29,015        0                         1        29,015                29,015   1.78%
     33 Melbourne Internal
        Medicine                    4          27,935        0                         4        27,935                27,935   1.71%
     34 Centennial                  6          16,355        1          9,291          7        25,646                25,646   1.57%
     35 Multi-tenant                4          24,759        0                         4        24,759                24,759   1.52%
     36 Wellington                  5          18,969        0                         5        18,969                18,969   1.16%
  37-62 26 Operators With Less
   than 1% Each                    23          99,458       25         67,695         48       167,153        --     167,153  10.23%
                                ----------------------------------------------------------------------------------------------------
                                   79         471,908       28         86,338        107       558,246        --     558,246  34.18%
                                ----------------------------------------------------------------------------------------------------

        Corporate Property                      6,656                                            6,656                 6,656   0.41%
                                ----------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT AND
         COMMITMENTS              207     $ 1,506,544       31      $ 118,884        238    $1,625,428    $7,861  $1,633,289 100.00%
                                ====================================================================================================

(1)  Includes construction in progress.



7)    SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                                           Owned                         Third Party
                           ---------------------------------------------------------------
                             Not        Construction                   Property       Asset
                           Managed      In Progress      Managed     Management    Management    Mortgages       Total     Percent
                           ---------------------------------------------------------------------------------------------------------
     1 Florida               785,860      34,716         650,556     1,370,467       435,312       198,990     3,475,901     25.33%
     2 Texas               1,097,527                     423,358       169,883                      66,665     1,757,433     12.81%
     3 Virginia              716,321                     464,593       111,998                      35,900     1,328,812      9.68%
     4 Tennessee             161,366                     505,988       304,162                     196,451     1,167,967      8.51%
     5 California            256,144                     389,551                                   465,380     1,111,075      8.10%
     6 Pennsylvania          722,053      70,000          57,657                                                 849,710      6.19%
     7 Alabama               549,410                                                                47,000       596,410      4.35%
     8 Georgia               138,599                     202,110                                    40,000       380,709      2.77%
     9 Michigan              235,227                                                               129,408       364,635      2.66%
    10 Missouri              201,167                     103,967                                                 305,134      2.22%
    11 Arizona                74,507                      72,179                                   142,487       289,173      2.11%
    12 Nevada                 43,579                     205,940                                                 249,519      1.82%
    13 Colorado              225,764                                                                             225,764      1.64%
    14 Mississippi            25,000                      97,471        79,516                      12,260       214,247      1.56%
    15 Massachusetts         185,327                                                                             185,327      1.35%
    16 Wyoming                29,851                     162,933                                                 192,784      1.40%
    17 Ohio                   33,181                                                               124,411       157,592      1.15%
    18 Oklahoma              139,216                                                                             139,216      1.01%
    19 Kansas                 57,035                      83,205                                                 140,240      1.02%
    20 Illinois              115,100                                                                             115,100      0.84%
    21 New Jersey            110,844                                                                             110,844      0.81%
    22 Oregon                                                                                       80,429        80,429      0.59%
    23 North Carolina         69,781                                                                              69,781      0.51%
    24 Connecticut            59,387                                                                              59,387      0.43%
    25 South Carolina         21,120                                                                23,000        44,120      0.32%
    26 New Mexico                                                                                   42,639        42,639      0.31%
    27 Indiana                29,500                                                                              29,500      0.21%
    28 Idaho                                                                                        29,118        29,118      0.21%
    29 Arkansas               11,963                                                                              11,963      0.09%
                           ---------------------------------------------------------------------------------------------------------
       TOTAL SQUARE FEET   6,094,829     104,716       3,419,508     2,036,026       435,312     1,634,138    13,724,529    100.00%
                           ======================================--=================================================================

       PERCENT OF TOTAL
        SQUARE FOOTAGE         44.41%       0.76%          24.92%        14.83%         3.17%        11.91%       100.00%
                           ==============================================================================================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                   Page 6 of 13

8)    SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                             OWNED                            THIRD PARTY
                               ------------------------------------   ------------------------
                                 NOT       CONSTRUCTION                  PROPERTY      ASSET
                               MANAGED     IN PROGRESS     MANAGED     MANAGEMENT   MANAGEMENT    MORTGAGES       TOTAL     PERCENT
                               ------------------------------------   -------------------------------------------------------------
Ancillary Hospital Facility    1,352,320      70,000      2,064,528        17,565                               3,504,413    25.53%
Medical Office Buildings          42,932                    398,200     2,018,461      435,312                  2,894,905    21.09%
Assisted Living Facilities     1,453,294                                                          1,028,805     2,482,099    18.09%
Skilled Nursing Facilities     1,286,351                                                            400,840     1,687,191    12.29%
Physician's Clinics              793,913                    261,488                                 105,915     1,161,316     8.46%
Comprehensive Ambulatory
  Care Centers                   120,957      34,716        658,341                                               814,014     5.93%
Inpatient Rehab Hospitals        643,383                                                                          643,383     4.69%
Other Outpatient Facilities      248,338                     36,951                                               285,289     2.08%
Other Inpatient Facilities       153,341                                                             98,578       251,919     1.84%

                               ------------------------------------   -------------------------------------------------------------
TOTAL SQUARE FEET              6,094,829     104,716      3,419,508     2,036,026      435,312    1,634,138    13,724,529   100.00%
                               ====================================   =============================================================


9)    SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                 OWNED                           THIRD PARTY
                              ----------------------------------------   ---------------------------
                                     NOT      CONSTRUCTION                  PROPERTY        ASSET
                                   MANAGED     IN PROGRESS    MANAGED      MANAGEMENT    MANAGEMENT  MORTGAGES   TOTAL    PERCENT
                              ----------------------------------------   -----------------------------------------------------------
PUBLIC OR INVESTMENT GRADE
OPERATOR/SIGNIFICANT TENANT
---------------------------
    1 HCA - The Healthcare
      Company                     810,836       34,716         697,060   1,482,527       435,312                 3,460,451    25.21%
    2 Healthsouth               1,124,390                      133,183                                           1,257,573     9.16%
    3 Baptist Memorial
      Hospital                                                 363,024     383,678                                 746,702     5.44%
    4 Tenet Healthcare
      Corporation                 258,485                      366,733      31,723                     89,000      745,941     5.44%
    5 Balanced Care               400,370                                                                          400,370     2.92%
    6 Brookdale
      Communities                                                                                     263,786      263,786     1.92%
    7 Methodist                                                230,460                                             230,460     1.68%
    8 Medpartners                 164,941                                                                          164,941     1.20%
    9 United Medical
      Center                                                   162,933                                             162,933     1.19%
   10 Integrated Health           153,660                                                                          153,660     1.12%
   11 Ramsay                      153,341                                                                          153,341     1.12%
12-28 17 Operators with
      Square Feet Less
      Than 1%                     629,558       70,000         537,777           -             -        9,578    1,246,913     9.09%
                              ----------------------------------------   -----------------------------------------------------------
      TOTAL                     3,695,581      104,716       2,491,170   1,897,928       435,312      362,364    8,987,071    65.48%
                              ----------------------------------------   -----------------------------------------------------------

OTHER OPERATOR/
SIGNIFICANT TENANT
------------------
   29 Life Care Centers
      of America                  620,527                                                             131,813      752,340     5.48%
   30 Lewis-Gale Clinic, LLC                                   464,593                                             464,593     3.39%
   31 Senior Lifestyles           308,742                                                                          308,742     2.25%
   32 Summerville                 292,231                                                                          292,231     2.13%
   33 Horizon Bay                 244,831                                                                          244,831     1.78%
   34 Centennial Healthcare       151,172                                                              80,000      231,172     1.68%
   35 Multi-tenant                                             221,110                                             221,110     1.61%
   36 Hearthstone                                                                                     192,198      192,198     1.40%
   37 Melbourne Internal
      Medicine                    140,125                                                                          140,125     1.02%
   38 HSI                         139,216                                                                          139,216     1.01%
39-65 27 Operators with
      Square Feet Less
      Than 1%                     502,404            -         242,635     138,098             -      867,763    1,750,900    12.76%
                              ----------------------------------------   -----------------------------------------------------------
      TOTAL                     2,399,248            -         928,338     138,098             -    1,271,774    4,737,458    34.52%
                              ----------------------------------------   -----------------------------------------------------------
      TOTAL SQUARE FEET         6,094,829      104,716       3,419,508   2,036,026       435,312    1,634,138   13,724,529   100.00%
                              ========================================   ===========================================================

10)   ASSISTED LIVING FACILITY OCCUPANCY

                                             ALF Revenue          Percent
                                             For the Three        % of ALF
                        Number of            Months Ended        Revenue to
          Occupancy     Facilities             03/31/02        Total Revenue
      -----------------------------------------------------------------------
         0% to 24.9%           -                     -               0.0%
        25% to 49.9%           -                     -               0.0%
        50% to 69.9%           2                   148               0.3%
        70% to 84.9%          23                 2,857               5.8%
       85% to 100.0%          32                 3,878               7.8%
                     -----------------------------------------------------
                              57                 6,883              13.9%
                     =====================================================

NOTE: Occupancy rates are generally as of December 31, 2001 and revenues are for the three months ended March 31, 2002.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                   Page 7 of 13

11)  LEASE/MORTGAGE MATURITY SCHEDULE

     A)  LEASES

                                                                           Weighted
                                                                            Average
                                                 Estimated   Percent of   Remaining
                                   Number of    Annualized   Annualized     Lease
                                   Properties   Net Revenue  Net Revenue  Term (Years)
                                   --------------------------------------------------
                              2002      3             1,155     0.66%         0.00
                              2003      3             2,884     1.65%         0.02
                              2004     11             7,136     4.08%         0.10
                              2005      6             2,145     1.23%         0.05
                              2006      3             1,806     1.03%         0.05
                              2007     11             6,065     3.47%         0.18
                              2008     27            20,440    11.68%         0.73
                              2009     26            20,379    11.65%         0.99
                              2010     11             8,167     4.67%         0.42
                              2011     21            20,598    11.77%         1.07
                              2012     21            14,072     8.04%         1.06
                              2013     19            16,434     9.39%         1.12
                              2014      4             2,926     1.67%         0.31
                              2015      6             4,880     2.79%         0.31
                        After 2015     13            13,779     7.88%         0.49
                        Multi-tenant   22            32,103    18.35%         0.92
                                   --------------------------------------------------
                             TOTAL    207         $ 174,969   100.00%         7.82
                                   ==================================================

     B)  MORTGAGES

                                                                           Weighted
                                                                            Average
                                                 Estimated   Percent of   Remaining
                                   Number of    Annualized   Annualized    Mortgage
                                   Mortgages    Net Revenue  Net Revenue  Term (Years)
                                   --------------------------------------------------

                              2002      7             2,034    16.24%         0.03
                              2003      4               535     4.27%         0.04
                              2004      7             2,330    18.61%         0.47
                              2005      3               666     5.32%         0.26
                              2006      1               502     4.01%         0.19
                              2007      1             1,054     8.42%         0.38
                              2008      3             1,754    14.01%         0.80
                              2009      3             1,882    15.03%         1.08
                              2010      1               956     7.63%         0.68
                              2011      0                --     0.00%         0.00
                              2012      0                --     0.00%         0.00
                              2013      1               810     6.47%         0.62
                              2014      0                --     0.00%         0.00
                              2015      0                --     0.00%         0.00
                        After 2015      0                --     0.00%         0.00
                                   --------------------------------------------------
                             TOTAL     31          $ 12,523   100.00%         4.55
                                   ==================================================

12) CONSTRUCTION IN PROGRESS


                                                                          AS OF MARCH 31, 2002
                                                           --------------------------------------------------
                                                                        REAL ESTATE INVESTMENTS
                                                           --------------------------------------------------
                                                                       Investment   Remaining     Total
    Operator                                                Properties   Balance    Commitment  Real Estate(1)
    ----------------------------                           --------------------------------------------------
    Ephrata Community Hospital                                  1            6,110     7,433        13,543
    Conemaugh Health Systems                                    1            2,901        --         2,901
    Expansion of existing property                              1            6,847       428         7,275
                                                           ------------------------------------------------
    TOTAL                                                       3         $ 15,858   $ 7,861      $ 23,719
                                                           ================================================
    Percentage of construction in progress to total investment portfolio at March 31, 2002            0.98%
                                                                                               ===========

(1)  Projected Timing of Conversion to Revenue Producing Assets:


                            QTR 2, 2002   QTR 3, 2002   QTR 4, 2002   QTR 1, 2003  QTR 2, 2003  QTR 3, 2003     Total
                            -------------------------------------------------------------------------------------------
Real Estate Investments
  with related Commitments   $        --   $        --     $ 13,543    $       --    $ 10,176    $        --   $23,719
                            ===========================================================================================

(2) During the three months ending March 31, 2002, the Company capitalized interest in the amount of $306,091.




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                  Page 8 of 13

13)  LONG-TERM DEBT INFORMATION - AS OF MARCH 31, 2002

     A)  BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                            Balance           Effective Rate
                                                           ---------      -----------------------
         Fixed Rate Debt:
              Senior Notes due 2002                        $  18,000             7.41%
              Senior Notes due 2006                           70,000             9.49%
              Senior Notes due 2011, net                     296,700            8.202%              See Note (C)
              Mortgage Notes Payable                          74,836      Range from 7.22% to 7.7   See Note (D)
              Other Note Payable                               4,083             7.53%
                                                           ---------
                                                             463,619
                                                           ---------
         Variable Rate Debt:
              Unsecured Credit Facility due 2004              51,000        1.15% over LIBOR        See Note (E)
                                                           ---------
                                                              51,000
                                                           ---------
                                                 TOTAL     $ 514,619
                                                           =========


     B)  FUTURE MATURITIES:


                                          2002           2003           2004         2005          2006     2007 and After  Total
                                         ----------------------------------------------------------------------------------------
         Fixed Rate Debt:
              Senior Notes due 2002        $ 18,000       $    --     $     --     $     --    $     --    $      --   $  18,000
              Senior Notes due 2006              --            --       20,300       20,300      29,400           --      70,000
              Senior Notes due 2011, net        (77)         (122)        (132)        (144)       (142)     297,317     296,700
              Mortgage Notes Payable          2,131         3,571       18,867        3,747       4,032       42,488      74,836
              Other Note Payable                583         1,167        1,167        1,166          --           --       4,083
         Variable Rate Debt:
              Unsecured Credit Facility
                due 2004                         --            --       51,000           --          --           --      51,000
                                         ----------------------------------------------------------------------------------------
                                           $ 20,637       $ 4,616     $ 91,202     $ 25,069    $ 33,290    $ 339,805   $ 514,619
                                         ========================================================================================

     C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 1.99% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

     D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

     E) In July 2001, the Company entered into a $150 million Unsecured Credit Facility due 2004 with six banks. The Unsecured Credit Facility due 2004, which matures in July 2004, is priced at 1.15% over LIBOR and has a 0.2% facility fee.

     F)  CREDIT RATING:

         Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "Ba2" rating to the Company's preferred stock.

         Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "BB+" rating to the Company's preferred stock.

         Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "BBB-" rating to the Company's preferred stock.




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                  Page 9 of 13

14)  DIVIDEND HISTORY

     A)  COMMON STOCK (DOLLARS NOT ROUNDED TO THOUSANDS)



                                                                                            Increase
                                                                                           From Prior
              Operating Period                       Payment Date         Amount             Quarter         Annualized
              -------------------------------------------------------------------------------------------  ----------------
              First Quarter 1997                      May 15, 1997         0.495              0.005             1.98
              Second Quarter 1997                     Aug. 15, 1997        0.500              0.005             2.00
              Third Quarter 1997                      Nov. 17, 1997        0.505              0.005             2.02
              Fourth Quarter 1997                     Feb. 16, 1998        0.510              0.005             2.04

              First Quarter 1998                      May 18, 1998         0.515              0.005             2.06
              Second Quarter 1998                     Aug. 17, 1998        0.520              0.005             2.08
              Third Quarter 1998                      Nov. 16, 1998        0.525              0.005             2.10
              Fourth Quarter 1998                     Feb. 15, 1999        0.530              0.005             2.12

              First Quarter 1999                      May 17, 1999         0.535              0.005             2.14
              Second Quarter 1999                     Aug. 16, 1999        0.540              0.005             2.16
              Third Quarter 1999                      Nov. 16, 1999        0.545              0.005             2.18
              Fourth Quarter 1999                     Feb. 16, 2000        0.550              0.005             2.20

              First Quarter 2000                      May 17, 2000         0.555              0.005             2.22
              Second Quarter 2000                     Aug. 16, 2000        0.560              0.005             2.24
              Third Quarter 2000                      Dec. 6, 2000         0.565              0.005             2.26
              Fourth Quarter 2000                     March 7, 2001        0.570              0.005             2.28

              First Quarter 2001                      June 7, 2001         0.575              0.005             2.30
              Second Quarter 2001                     Sept. 6, 2001        0.580              0.005             2.32
              Third Quarter 2001                      Dec. 6, 2001         0.585              0.005             2.34
              Fourth Quarter 2001                     March 6, 2002        0.590              0.005             2.36

              First Quarter 2002                      June 6, 2002         0.595              0.005             2.38


     B)  PREFERRED STOCK


                                                                                            Increase
                                                                                           From Prior
              Operating Period                       Payment Date         Amount             Quarter         Annualized
              -------------------------------------------------------------------------------------------  ----------------
              September 1, 1998 - November 15, 1998   Nov. 26, 1998       0.46224              0.0              2.22
              November 16, 1998 - February 15, 1999   Feb. 26, 1999       0.55469              0.0              2.22

              February 16, 1999 - May 15, 1999        May 28, 1999        0.55469              0.0              2.22
              May 16, 1999 - August 15, 1999          Aug. 27, 1999       0.55469              0.0              2.22
              August 16, 1999 - November 15, 1999     Nov. 26, 1999       0.55469              0.0              2.22
              November 16, 1999 - February 15, 2000   Feb. 29, 2000       0.55469              0.0              2.22

              February 16, 2000 - May 15, 2000        May 31, 2000        0.55469              0.0              2.22
              May 16, 2000 - August 15, 2000          Aug. 31, 2000       0.55469              0.0              2.22
              August 16, 2000 - November 15, 2000     Nov. 30, 2000       0.55469              0.0              2.22
              November 16, 2000 - February 15, 2001   Feb. 28, 2001       0.55469              0.0              2.22

              February 16, 2001 - May 15, 2001        May 31, 2001        0.55469              0.0              2.22
              May 16, 2001 - August 15, 2001          Aug. 31, 2001       0.55469              0.0              2.22
              August 16, 2001 - November 15, 2001     Nov. 30, 2001       0.55469              0.0              2.22
              November 16, 2001 - February 15, 2002   Feb. 28, 2002       0.55469              0.0              2.22

              February 16, 2002 - May 15, 2002        May 31, 2002        0.55469              0.0              2.22


         Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock. 3,000,000 shares of 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, are issued and outstanding. Upon dissolution of the Company, the Preferred Stock is senior to common stock with respect to dividend rights and rights upon liquidation. Holders of Preferred Stock are entitled to receive cumulative preferential cash dividends at the rate of 8 7/8% per annum of the liquidation preference of $25.00 per share payable quarterly, in arrears, on the last business day in February, May, August, and November of each year.

         On or after September 30, 2002, the Company, at its option, may redeem the Preferred Stock, in whole or in part, at any time or from time to time, at the redemption price of $25.00 per share. The holder of each share of the Preferred Stock has one vote, together with the holders of common stock on all matters on which stockholders may vote.

     C) INFORMATION REGARDING TAXABLE STATUS OF 2001 CASH DISTRIBUTIONS (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                 Cash       Taxable
                                              Distribution  Ordinary     Return of
                                               Per Share    Dividend      Capital
                                              -------------------------------------
         HR COMMON                             $ 2.310000   $ 1.954022   $0.355978
         CUSIP # 421946104

         HR 8.875% SERIES A PREFERRED          $ 2.218760  $ 2.218760    $      --
         CUSIP # 421946203

         Note> While the taxability of 2002 dividends cannot be determined until late January 2003, the Company is not aware of any activities that would cause a substantial change in the taxability of the total 2002 dividend. Therefore, the taxability of the total 2002 dividend should approximate the taxability of the dividends paid March 7, June 7, September 6, and December 6, 2001.




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                 Page 10 of 13

15)   COMMON SHARES INFORMATION

      The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:


                                                                                                   FOR THE THREE MONTHS
                                                                                                       ENDED MAR. 31,
                                                                                              -------------------------------
                                                                                                 2002                 2001
                                                                                              ----------          -----------
      TOTAL COMMON SHARES OUTSTANDING                                                         41,904,924          40,557,368
                                                                                              ==========          ==========
      WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                              41,728,649          40,467,373
              Actual Restricted Stock Shares                                                  (1,242,163)           (838,697)
                                                                                              ----------          ----------
      DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO                                   40,486,486          39,628,676

              Restricted Shares - Treasury                                                       814,875             639,657
              Dilution for Convertible Debentures                                                      0             175,167
              Dilution for Employee Stock Purchase Plan                                          132,737              96,920
                                                                                              ----------          ----------
      DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO                                 41,434,098          40,540,420
                                                                                              ==========          ==========



      Note: as of March 31, 2002, HR Had Approximately 1,703 Shareholders of Record.



16)   BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF
      MARCH 31, 2002


                                                  Owned          Restricted(1)      Reserved(2)          Options        Total
                                                 -------         -------------      -----------          -------      ---------
      OFFICERS
              David R. Emery                     144,800(3)          588,680          225,000                0          958,480
              Timothy G. Wallace                  34,356             308,959          110,000                0          453,315
              Roger O. West                        4,656             310,735          110,000                0          425,391

              Other Officers as a group           27,039              31,089                0                0           58,128

              Directors as a group                47,135               2,700                0                0           49,835
                                                 -------           ---------          -------              ---        ---------
              TOTAL                              257,986           1,242,163          445,000                0        1,945,149
                                                 =======           =========          =======              ===        =========


(1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

(2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

(3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17)   INSTITUTIONAL HOLDINGS AS OF DECEMBER 31, 2001


      A)      Institutional Shares Held:                          19,431,841           (Source: Form 13F Filings)
                                                                  ==========
      B)      Number of Institutions:                                    195
                                                                  ==========
      C)      Percentage of Common Shares Outstanding:                 46.86%
                                                                  ==========


18)   BOOK VALUE PER COMMON SHARE

      Total Stockholders' Equity                                  $ 1,006,314
      Less: Preferred Stock Liquidation/Redemption Value               75,000
                                                                  -----------
      Total Common Stockholders' Equity                           $   931,314

      Total Common Shares Outstanding                              41,904,924
                                                                  ===========

      Book Value Per Common Share                                 $     22.22
                                                                  ===========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                 Page 11 of 13

19)   OTHER CORPORATE INFORMATION

      A)      CORPORATE HEADQUARTERS:

                      Healthcare Realty Trust Incorporated
                      Healthcare Realty Services Incorporated
                      3310 West End Avenue, Suite 700
                      Nashville, TN  37203
                      Phone:  615-269-8175
                      Fax:  615-269-8461
                      E-mail:  hrinfo@healthcarerealty.com

              OTHER OFFICES:

                      East Florida Regional Office
                      West Florida Regional Office
                      Mid-America Regional Office
                      Mid-Atlantic Regional Office
                      Southern California Regional Office
                      Texas/Southwest Regional Office

      B)      STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                       Security Description                         Stock Exchange               Symbol        CUSIP Number
                       --------------------                         --------------               ------        ------------
                Common Stock                                  New York Stock Exchange              HR            421946104
                8.875% Series A Preferred Stock               New York Stock Exchange              HR.A          421946203
                Senior Notes due 2011                         OTC                                  HR            421946AE4

      C)      WEB SITE:

              www.healthcarerealty.com

      D)      CORPORATE OFFICERS:

                      HEALTHCARE REALTY TRUST INCORPORATED

                      David R. Emery, Chairman of the Board and Chief
                        Executive Officer
                      Timothy G. Wallace, Executive Vice President and Chief
                        Financial Officer
                      Roger O. West, Executive Vice President and General
                        Counsel
                      Michael W. Crisler, Senior Vice President/ Technology Scott W. Holmes, Senior Vice President / Financial
                        Reporting
                      Fredrick M. Langreck, Senior Vice President / Treasurer
                      J. D. Carter Steele, Senior Vice President / Asset
                        Administration
                      John M. Bryant, Jr., Vice President/Assistant General
                        Counsel
                      Eric W. Fischer, Vice President / Real Estate Investments Keith A. Harville, Vice President / Real Estate
                        Investments
                      Donald L. Husi, Vice President / Senior Living Asset
                        Administration
                      Leigh Ann Stach, Vice President / Financial Reporting and
                        Controller
                      B. Douglas Whitman, Associate Vice President / Real Estate
                        Investments
                      Rita H. Todd,  Corporate Secretary

                      HEALTHCARE REALTY SERVICES INCORPORATED
                      B. Bart Starr,  Chairman of the Board
                      Roland H. Hart,  President
                      Thomas M. Carnell, Vice President / Design & Construction Gilbert T. Irvin, Vice President / Operations
                      Anne C. Sanborn, Associate Vice President / Project
                        Development Services

      E)      BOARD OF DIRECTORS:

              David R. Emery, Chairman of the Board and Chief Executive
                Officer, Healthcare Realty Trust Incorporated
              Errol L. Biggs, Ph.D., Director - Center for Health
                Administration, University of Colorado (Healthcare
                Academician)
              C. Raymond Fernandez, M.D., Chief Executive Officer and
                Chief Medical Officer, Piedmont Clinic (Physician)
              Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith &
                Partners (Healthcare Architect)
              Marliese E. Mooney (Hospital Operations Consultant)
              Edwin B. Morris III, Managing Director, Morris & Morse
                (Real Estate Finance Executive)
              J. Knox Singleton, Chief Executive Officer, INOVA Health
                Systems (Healthcare Provider Executive)
              Dan S. Wilford, President and Chief Executive Officer,
                Memorial Hermann Healthcare System (Healthcare Provider
                Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                 Page 12 of 13

      F)      PROFESSIONAL AFFILIATIONS:

                      INDEPENDENT PUBLIC AUDITORS
                      Ernst & Young LLP
                      Bank of America Plaza
                      414 Union  Street, Suite 2100
                      Nashville, TN  37219-1779

                      TRANSFER AGENT
                      EquiServe
                      P.O. Box 43010
                      Providence, Rhode Island 02940-3010
                      Phone:   781-575-3400


      G)      DIVIDEND REINVESTMENT PLAN:

              Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, Rhode Island 02940-3010, or call (781) 575-3400.

      H)      DIRECT DEPOSIT OF DIVIDENDS:

              Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, Rhode Island 02940-3010, or call (781) 575-3400.

      I)      ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:


              A.G. Edwards & Sons, Inc.                    Ann Melnick  (314) 955-2947
              Banc of America Securities                   Gary Taylor (212) 847-5174
              Credit Suisse First Boston Corporation       Larry Raiman (212) 538-2380
              Legg Mason Wood Walker Inc.                  Jerry Doctrow  (410) 454-5142
              Prudential Securities, Inc.                  Jim Sullivan (212) 778-2515
              UBS Warburg                                  Howard Capek  (212) 821-6369
              Wachovia Securities, Inc.                    Stephen Swett (212) 909-0954


      J)      PROJECTED DATES FOR 2002 DIVIDEND AND EARNINGS PRESS RELEASES:


                                          Dividend                   Earnings
                                          --------                   --------
              First Quarter 2002          April 24, 2002             April 26, 2002
              Second Quarter 2002         July 23, 2002              July 26, 2002
              Third Quarter 2002          October 22, 2002           October 25, 2002
              Fourth Quarter 2002         January 28, 2003           January 31, 2003


              NOTE A conference call will be scheduled at 9:00 AM CDT the morning of the earnings press release.

      K)      INVESTOR RELATIONS:

              Healthcare Realty Trust Incorporated
              3310 West End Avenue, Suite 700
              Nashville, TN  37203
              Attention:  Bethany A. Mancini
              Phone:  615-269-8175
              Fax:  615-269-8461
              E-mail:  BMancini@healthcarerealty.com






           In addition to the historical information contained within, this enclosed information may contain forward-looking
         statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust
         Incorporated for the year ended December 31, 2001. The 10-K is available via the Company's web site or by calling Investor
            Relations at (615) 269-8175. Forward-looking statements
         represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2002                                 Page 13 of 13